UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 28, 2014

ORBITAL SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

45101 Warp Drive, Dulles, Virginia 20166

(Address of principal executive offices) (Zip Code)

(703) 406-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 28, 2014, Orbital Sciences Corporation, a Delaware corporation (“Orbital”), entered into a Transaction Agreement (the “Transaction Agreement”) with Alliant Techsystems Inc. (“ATK”), Vista SpinCo Inc., a wholly owned subsidiary of ATK (“Sporting”) and Vista Merger Sub Inc., a wholly owned subsidiary of ATK (“Merger Sub”), pursuant to which, Orbital will combine with ATK’s Aerospace & Defense Groups in a “Morris Trust” transaction.  The Transaction Agreement provides for the spin-off of ATK’s Sporting Group business to ATK’s stockholders (the “Distribution”), which will be immediately followed by the merger of Merger Sub with and into Orbital (the “Merger” and together with the Distribution, the “Transaction”), with Orbital surviving the Merger as a wholly owned subsidiary of ATK.

Each share of Orbital common stock issued and outstanding immediately prior to the closing of the Merger will be converted into the right to receive 0.449 shares of ATK common stock. At closing, ATK will be renamed Orbital ATK, Inc. (“Orbital ATK”) and its headquarters will be Orbital’s current headquarters in Dulles, VA.  Orbital stockholders will own approximately 46.2% of Orbital ATK on a fully-diluted basis and ATK’s stockholders will own approximately 53.8% of Orbital ATK on a fully-diluted basis. No fractional shares of ATK’s common stock will be issued in the Merger, and Orbital’s stockholders will receive cash in lieu of any such fractional shares.  The Transaction Agreement was unanimously approved by the board of directors of Orbital. The Transaction is expected to be generally tax-free to Orbital and ATK as well as to Orbital and ATK stockholders.

Upon consummation of the Merger, the board of directors of the combined company (the “Orbital ATK Board”) will consist of 16 members, composed of nine Orbital designees and seven ATK designees, and these designees will be nominated for election to the Orbital ATK Board at the first annual stockholders’ meeting of Orbital ATK following the closing of the Transaction. Until at least the 2016 annual meeting of Orbital ATK stockholders, (i) the Orbital ATK Board will include seven ATK directors (which means an original ATK designee or another individual approved by the other ATK designees), eight Orbital directors (which means an original Orbital designee or another individual approved by the other Orbital designees) and the CEO of Orbital ATK, (ii) a change in the size of the Orbital ATK Board will require the affirmative vote of at least two-thirds of the Orbital ATK Board and (iii) General Ronald R. Fogleman (Ret.), the current Chairman of ATK’s board of directors, will serve as Chairman of the Orbital ATK Board.

Mr. David W. Thompson, Orbital’s current Chairman, President and Chief Executive Officer, will serve as President and Chief Executive Officer of Orbital ATK. Mr. Blake E. Larson, the current Senior Vice President and President of ATK’s Aerospace Group, will serve as Chief Operating Officer of Orbital ATK. Mr. Garrett E. Pierce, Orbital’s current Vice Chairman and Chief Financial Officer, will serve as the Chief Financial Officer of Orbital ATK. Until the 2016 annual meeting of Orbital ATK stockholders, the replacement of each of these individuals from these positions requires the affirmative vote of at least two-thirds of the Orbital ATK Board.

Pursuant to the terms of the Transaction Agreement, prior to the Distribution, ATK will cause (1) certain subsidiaries, assets and employees relating to ATK’s Sporting Group business to be transferred to, and certain liabilities relating thereto to be assumed by, Sporting and (2) certain assets and employees of Sporting or its subsidiaries relating to ATK’s Aerospace Group or Defense Group to be transferred to, and certain liabilities relating thereto to be assumed by, ATK. Following such transfers and assumptions and immediately prior to the closing of the Merger, ATK will effect the Distribution by distributing all the shares of common stock of Sporting (which at such time will hold ATK’s Sporting Group business) to ATK’s stockholders on a pro rata basis, with ATK stockholders holding 100% of Sporting following the Distribution.

On April 28, 2014, Sporting, ATK and certain financial institutions executed a commitment letter pursuant to which the financial institutions have agreed to provide debt financing to Sporting in an aggregate principal amount of $750 million, comprised of a $350 million senior secured term loan and a $400 million senior secured revolving credit facility, in each case on the terms and conditions set forth therein. Sporting will use a portion of the proceeds of the debt financing to pay a cash dividend (the “Sporting Dividend”) to ATK in an amount equal to the amount by which ATK’s gross indebtedness for borrowed money as of the closing date exceeds $1,740 million, subject to certain adjustments.  The proceeds of the Sporting Dividend will be used by ATK to repay its 6.875% Senior Subordinated Notes due 2020, with any excess proceeds used to pay down other indebtedness of ATK.

Consummation of the Transaction is subject to customary closing conditions, including the absence of certain legal impediments to the consummation of the Transaction, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the effectiveness of certain filings with the Securities and Exchange Commission, approval by Orbital stockholders and ATK stockholders, receipt of opinions from legal counsel regarding the intended tax treatment of the Transaction and Sporting’s payment of the Sporting Dividend to ATK.

The parties have made customary representations, warranties and covenants in the Transaction Agreement, including covenants regarding the conduct of their respective businesses and the use of reasonable best efforts to cause the consummation of the Transaction.

Neither Orbital nor ATK is permitted to solicit, initiate or knowingly facilitate or encourage any alternative transaction proposals from third parties or engage in discussions or negotiations with third parties regarding any alternative transaction proposals.  Notwithstanding this limitation, prior to that party’s stockholders approving the transaction, a party may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to any unsolicited alternative transaction proposal that its board of directors has determined in good faith constitutes or is reasonably likely to lead to a superior proposal.  Each party’s board of directors may change its recommendation to stockholders (subject to the other party’s right of termination of the Transaction Agreement in that circumstance) in response to a superior proposal or other circumstances if the board of directors determines in good faith that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law.

The Transaction Agreement contains certain termination rights for both Orbital and ATK and further provides that either party must pay the other party a termination fee of $50 million and/or reimburse certain expenses up to $10 million upon termination of the Transaction Agreement under specified circumstances.

Pursuant to the terms of the Transaction Agreement, at the closing, Orbital ATK and Sporting will enter into a transition services agreement, pursuant to which Orbital ATK will provide continuing transitional services such as information technology, import and export, procurement and supply chain management, human resources, legal and compliance and tax services for a period of time after the closing. The Transaction Agreement also provides that, at closing, Orbital ATK and Sporting will enter into a supply agreement pursuant to which Orbital ATK will manufacture and supply to Sporting certain ammunition products produced at Orbital ATK’s Lake City Army Ammunition Plant, as well as canister powder products, for an initial three-year term, renewable thereafter.

The Transaction Agreement provides that, at the closing, Orbital ATK and Sporting will enter into a tax matters agreement, which will provide for the allocation of tax responsibilities between Orbital ATK and Sporting following the Distribution and will contain post-closing restrictions on both parties designed to preserve the tax-free status of the Transaction.

The Transaction Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by documents filed with the SEC or by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Accordingly, the Transaction Agreement is included with this filing only to provide investors with information regarding the terms of the Transaction Agreement, and not to provide investors with any other factual information regarding the parties or their businesses.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in Orbital’s, ATK’s or Sporting’s public disclosures.  The Transaction Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Orbital and ATK that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that Orbital, ATK and Sporting file with the SEC.

The foregoing descriptions of the Transaction Agreement, the related ancillary agreements and the transaction do not purport to be complete and are qualified in their entirety by reference to the Transaction Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated by reference herein. The Transaction Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about Orbital, ATK, Sporting, the other parties thereto or any of their respective businesses.

Forward-Looking Statements

Certain statements in this Form 8-K regarding the Transaction, the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for the combined company and products and any other statements regarding Orbital’s and ATK’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934.  These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both Orbital’s stockholders and ATK’s stockholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the aerospace and defense business of ATK; the integration of Orbital’s operations with those of the aerospace and defense business of ATK being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Sporting’s ability to operate successfully as a standalone business; ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Orbital or ATK to adverse consequences; government investigations; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; changes in domestic and global economic conditions and unstable geopolitical conditions, including in Russia and Ukraine; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Orbital and ATK, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Orbital’s or ATK’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Orbital or ATK to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in Orbital’s and ATK’s filings with the SEC, including Orbital’s and ATK’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Orbital and ATK assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Transaction, Orbital and ATK intend to file relevant materials with the SEC, including an ATK registration statement on Form S-4 that will include a joint proxy statement of Orbital and ATK and that also constitutes a prospectus of ATK.   INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ORBITAL, ATK AND THE PROPOSED TRANSACTION.  The joint proxy statement/prospectus and other documents relating to the proposed Transaction (when they are available) can be obtained free of charge at the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528 or from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder.  However, Orbital and ATK and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction under the rules of the SEC.  Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on March 11, 2014.  Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2013 on Form 10-K filed with the SEC on May 23, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Stockholders filed with the SEC on June 14, 2013.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1	Transaction Agreement, dated as of April 28, 2014 among ATK, Sporting, Merger Sub and Orbital (the exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)*

* Exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Orbital agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon its request; provided, however, that Orbital may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION

May 1, 2014	By:	/s/ Thomas E. McCabe
Thomas E. McCabe
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Transaction Agreement, dated as of April 28, 2014 among ATK, Sporting, Merger Sub and Orbital (the exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)*

* Exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Orbital agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon its request; provided, however, that Orbital may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.